EXHIBIT 10.3

EXECUTION VERSION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”), dated as of October 20, 2013, is made by and among CINEDIGM CORP., a Delaware corporation (the “Borrower”), the other Loan Parties signatory hereto, certain Subsidiaries of the Borrower that may become  party hereto from time to time pursuant to Section 10.13, and SOCIÉTÉ GÉNÉRALE, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”).

RECITALS

A.           Pursuant to that certain Credit Agreement, dated as October 17, 2013 (the “Credit Agreement”), among the Borrower, the lenders thereunder from time to time (the “Lenders”), Société Générale, as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent, the Lenders have agreed to extend certain senior secured credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

B.           The Lenders’ obligations to extend the senior secured credit facilities to the Borrower under the Credit Agreement are subject, among other conditions, to receipt by the Collateral Agent of this Security Agreement, duly executed by the Grantors, which Security Agreement grants the Liens hereinafter provided.

C.           Each Subsidiary Grantor expects to realize direct and indirect benefits as the result of the availability of the aforementioned senior secured credit facilities to the Borrower and as the result of financial or business support which will be provided to such Subsidiary by the Borrower.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Definitions and Interpretation.  When used in this Security Agreement, the following terms shall have the following respective meanings:

“Account” means any “account,” as such term is defined in Section 9-102(a)(2) of the UCC and, in any event, shall include all Receivables, accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Grantor (including under any trade name, style or division thereof) whether arising out of goods sold or services rendered by such Grantor or from any other transaction, whether or not the same involves the sale of goods or services by such Grantor (including any such obligation which may be characterized as an account or contract right under the UCC) and all of any Grantor’s rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of any Grantor’s rights to any goods represented by any of the foregoing

(including unpaid seller’s rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to any Grantor under all purchase orders and contracts for the sale of goods or the performance of services or both by any Grantor (whether or not yet earned by performance on the part of such Grantor or in connection with any other transaction), now in existence or hereafter occurring, including the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

“Account Debtor” means any “account debtor,” as such term is defined in Section 9-102(a)(3) of the UCC.

“Act” has the meaning specified in Section 7(c) of this Security Agreement.

“Administrative Agent” has the meaning specified in the recitals hereto.

“Bankruptcy Code” means Title 11 of the United States Code.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Chattel Paper” means any “chattel paper,” as such term is defined in Section 9-102(a)(11) of the UCC, including electronic chattel paper and tangible chattel paper.

“Collateral” has the meaning specified in Section 2.

“Collateral Agent” has the meaning specified in the introductory paragraph hereto.

“Commercial Tort Claim” means any “commercial tort claim,” as such term is defined in Section 9-102(a)(13) of the UCC.

“Condemnation and Insurance Proceeds” has the meaning assigned to such term in Section 5.17 of this Security Agreement.

“Contracts” means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Grantor may now or hereafter have any right, title or interest, including any Distribution Agreement, OLC Agreement (or any other distribution agreement, license agreement, agreement to receive royalties or similar agreement), and with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyright Office” means the United States Copyright Office.

“Copyrights” has the meaning assigned to such term in Schedule VI hereto.

“Deposit Account” means any “deposit account” as such term is defined in Section 9-102(a)(29) of the UCC (or any other then applicable provision of the UCC), including any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of a Grantor, or in which a Grantor now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including any Secured Party), the Central Lockbox Accounts, the Operating Account and the Concentration Account, and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

 “Documents” means any “documents,” as such term is defined in Section 9-102(a)(30) of the UCC.

“Electronic Chattel Paper” means any “electronic chattel paper” as such term is defined in Section 9-102(a)(31) of the UCC.

“Equipment” means any “equipment,” as such term is defined in Section 9-102(a)(33) of the UCC (or any other then applicable provision of the UCC), now or hereafter owned or acquired by a Grantor or in which a Grantor now holds or hereafter acquires any interest and, in any event, shall include all machinery, equipment, fixtures, furniture, furnishings, trade fixtures, vehicles, trucks, mainframe, personal and other computers, terminals and printers and related components and accessories, all copiers, telephonic, video, electronic data-processing, data storage equipment and other equipment of any nature whatsoever, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

 “General Intangible” means any “general intangible,” as such term is defined in Section 9-102(a)(42) of the UCC (or any other then applicable provision of the UCC), and, in any event, shall include all right, title and interest which a Grantor may now or hereafter have in or under any Contract, all customer lists, all proprietary or confidential information, inventions (whether or not patented or patentable), interests in partnerships, joint ventures and other business associations, permits, books and records, goodwill, claims in or under insurance policies, including unearned premiums, Payment Intangibles, Software, uncertificated securities, cash and other forms of money or currency, rights to receive tax refunds and other payments and rights of indemnification.

“Grantor” means the Borrower, each other Loan Party and any other Subsidiary of the Borrower that becomes party to this Security Agreement pursuant to Section 10.13.

“Instruments” means any “instrument,” as such term is defined in Section 9-102(a)(47) of the UCC (or any other then applicable provision of the UCC), including all notes, certificated securities and all other evidences of Indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Inventory” means any “inventory,” as such term is defined in Section 9-102(a)(48) of the UCC (or any other then applicable provision of the UCC), wherever located, now or hereafter owned or acquired by a Grantor or in which a Grantor now holds or hereafter acquires any interest, including all Inventory, and, in any event, shall include all inventory, goods and other personal property which are held by or on behalf of a Grantor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in a Grantor’s business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to any Secured Party from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of a Grantor or is held by a Grantor or by others for a Grantor’s account, including all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory of a Grantor which may be located on the premises of a Grantor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

“Investment Property” means any “investment property,” as such term is defined in Section 9-102(a)(49) of the UCC and shall include all certificated securities (including those listed on Schedule I), uncertificated securities, security entitlements, Securities Accounts, commodity contracts and commodity accounts as each such term is defined in the UCC.

“Letter-of-Credit Right” means any “letter-of-credit right,” as such term is defined in Section 9-102(a)(51) of the UCC.

“Patent and Trademark Office” means the United States Patent and Trademark Office or any successor office or agency thereto.

“Patent Applications” means all applications made by, or on behalf of, a Grantor to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

“Patent Registrations” means all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

“Patents” has the meaning assigned to such term in Schedule VI hereto.

“Payment Intangible” means “payment intangible,” as such term is defined in Section 9-102(a)(61) of the UCC.

“Pledged Collateral” means, collectively, the notes, the stock, partnership interests, limited liability company interests, and all other Investment Property of any Subsidiary Grantor, all certificates or other instruments representing any of the foregoing, all security entitlements in respect of any of the foregoing, all dividends, interest, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Proceeds” means “proceeds,” as such term is defined in Section 9-102(a)(64) of the UCC, and, in any event, shall include (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to a Grantor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to a Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) all certificates, dividends, cash, Instruments and other property received or distributed in respect of or in exchange for any Investment Property, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Secured Obligations” means (a) all amounts, obligations, liabilities, covenants and duties of every type and description owing by any Loan Party to any Agent, any Lender, any Issuing Bank, any Secured Party, any other Indemnitee, any participant or any SPV, in each case arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (i) if such Loan Party is the Borrower, all Loans, amounts due in respect of Letters of Credit and unreimbursed participations in LC Disbursements, (ii) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (iii) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Loan Party under any Loan Document and (b) all Secured Hedging Obligations owing to a Secured Hedging Counterparty.

“Secured Party” means, at any time, any or all of the Lenders, the Issuing Banks, the Agents, the Secured Hedging Counterparties, each other Indemnitee and any other holder at the time of any Secured Obligation.

 “Securities Account” means “securities account,” as such term is defined in Section 8-501(a) of the UCC (or any other then applicable provision of the UCC).

“Software” means “software,” as such term is defined in Section 9-102(a)(75) of the UCC.

“Subsidiary Grantor” means any Loan Party other than the Borrower, as well as any Subsidiary of the Borrower that becomes party to this Security Agreement pursuant to Section 10.13.

“Supporting Obligation” means “supporting obligation,” as such term is defined in Section 9-102(a)(77) of the UCC.

“Trade Secrets” has the meaning given to such term in Schedule VI hereto.

“Trademarks” has the meaning given to such term in Schedule VI hereto.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of any Requirement of Law, any or all of the attachment, perfection or priority of the Collateral Agent’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Capitalized terms not otherwise defined herein shall have the respective meanings given to those terms in the Credit Agreement and, in furtherance of the foregoing, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.  The rules of interpretation set forth in Article I of the Credit Agreement shall apply to this Security Agreement and are hereby incorporated mutatis mutandis. References in this Security Agreement to “Sections” are to sections herein unless otherwise indicated.

SECTION 2. Grant of Security Interest.  As security for the Secured Obligations of such Grantor (and not of any other Grantor), and in order to induce (x) the Collateral Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and to make the Loans and Letters of Credit available to and for the benefit of the Borrower upon the terms and subject to the conditions of the Loan Documents and (y) the Secured Hedging Counterparties to enter into Secured Hedging Documents with the Borrower from time to time, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent on behalf of the Secured Parties a security interest in and to all of such Grantor’s right, title and interest in, to and under each of the following, whether now owned or hereafter acquired or in which such Grantor now holds or hereafter acquires any interest (all of which being hereinafter collectively called the “Collateral”):

(a)           All Accounts;

(b)           All Chattel Paper;

(c)           All Commercial Tort Claims;

(d)           All Contracts;

(e)           All Deposit Accounts;

(f)           All Documents;

(g)           All Equipment;

(h)           All General Intangibles (including Payment Intangibles);

(i)           All Instruments;

(j)           All Inventory;

(k)           All Investment Property;

(l)           All Pledged Collateral;

(m)         All Letter-of-Credit Rights;

(n)          All Securities Accounts;

(o)          All Supporting Obligations;

(p)   All property of such Grantor held by any Secured Party, or any other party for such Secured Party is acting as agent hereunder, including all property of every description now or hereafter in the possession or custody of or in transit to such Secured Party or such other party, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

(q)           All intellectual property described in Schedule VI;

(r)           All other goods and personal property of such Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by such Grantor and wherever located; and

(s)           To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing, “Collateral” shall not include (x) any contract right or General Intangible (i) if after giving effect to the application of Sections 9-406 through 9-409 of the UCC, the creation of a lien and security in such contract right or General Intangible would constitute a material breach of the terms of such contract right or General Intangible, or would permit any party to any agreement, instrument or other document comprising such contract right or General Intangible, or the issuer of any license, permit or authorization comprising such contract right or General Intangible, to terminate such agreement, instrument or other document or license, permit or authorization or (ii) that would otherwise violate any applicable Requirement of Law of any Governmental Authority pursuant to any effective term or provision of such agreement, instrument, document, license, permit or authorization and (y) any property of an Excluded Subsidiary.

SECTION 3. Rights of the Collateral Agent; Collection of Accounts.

(a)            Notwithstanding anything contained in this Security Agreement to the contrary, each Grantor expressly agrees that such Grantor shall (i) not default under any of its Contracts beyond any applicable cure or grace period contained therein, (ii) observe and perform all the conditions and obligations to be observed and performed by it thereunder and (iii) perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract; provided, however, that such Grantor may suspend performance of its obligations under any such Contract in the event of a material breach of such Contract by a third party or if otherwise provided for in such Contract.  No Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting to the Collateral Agent of a security interest therein or the receipt by any Secured Party of any payment relating to any Contract pursuant hereto, nor shall any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b)           The Collateral Agent hereby authorizes each Grantor to collect the Accounts of such Grantor, provided, that the Collateral Agent may, upon the occurrence and continuation of an Event of Default and upon notice to the relevant Grantor, limit or terminate said authority at any time.  If required by the Collateral Agent at any time from the occurrence and continuation of an Event of Default, any Proceeds, when first collected by such Grantor, received in payment of such Account or in payment for any of its Inventory or on account of any of its Contracts shall be applied in accordance with the terms of the Loan Documents (including the Blocked Account Control Agreement and the Lockbox Control Agreements), including prompt deposit by such Grantor in precisely the form received (with all necessary endorsements) and no commingling with such Grantor’s other funds or properties.  Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided or in the Blocked Account Control Agreement and the Lockbox Control Agreements, as applicable.  Without limiting any rights of the Secured Parties that may be set forth in the other Loan Documents, upon the occurrence and continuation of any Event of Default, the Collateral Agent or the Administrative Agent may, in its sole discretion, apply all or a part of the funds on deposit in the Central Lockbox Accounts, the Concentration Account and the Operating Account to the aggregate outstanding amount of the Loans.  If an Event of Default has occurred and is continuing, at the request of the Collateral Agent, the Grantors shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the sale and delivery of such Inventory and the Grantors shall deliver all original and other documents evidencing and relating to, the performance of labor or service which created such Accounts, including all original orders, invoices and shipping receipts.

(c)           The Collateral Agent may at any time, without notice to or the consent of any Grantor, upon the occurrence and during the continuation of any Event of Default, notify the Account Debtors of the Grantors, parties to the Contracts of the Grantors, obligors in respect of Instruments of the Grantors and obligors in respect of Chattel Paper of the Grantors that the Accounts and the right, title and interest of the Grantors in and under such Contracts, Instruments, and Chattel Paper have been assigned to the Collateral Agent, and that payments shall be made directly to the Collateral Agent.  Upon the request of the Collateral Agent and following the occurrence and during the continuation of an Event of Default, each Grantor shall so notify its Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper.  Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Collateral Agent’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

SECTION 4. Representations and Warranties.  Each Grantor hereby represents and warrants to the Secured Parties that:

(a)           Such Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a Lien hereunder, having good title or rights thereto free and clear of any and all Liens, except for Customary Permitted Liens.

(b)           No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by such Grantor in favor of the Collateral Agent pursuant to this Security Agreement or such as relate to other Customary Permitted Liens.

(c)           This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which such Grantor now has rights, and, as of the date hereof, except as set forth on Schedule I all filings and other actions necessary or desirable to perfect and protect such security interest (other than filing UCC financing statements and appropriate statements with the Patent and Trademark Office or Copyright Office with respect to any Grantor’s Patents, Trademarks or Copyrights registered with such offices, which has been done or will be done by the Collateral Agent) have been duly taken or will be taken contemporaneously with the Closing Date. Accordingly, the Collateral Agent has or will have a fully perfected first priority security interest in all of the Collateral in which such Grantor now has rights, subject only to Customary Permitted Liens.  This Security Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which such Grantor later acquires rights, when such Grantor acquires those rights, subject only to the Customary Permitted Liens.

(d)           Such Grantor shall not use any Collateral or permit any Collateral to be used in violation of (i) any provision of any Loan Document or Secured Hedging Document, (ii) any applicable Requirement of Law or Contractual Obligation where such violation could reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral where such violation could reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

(e)           As of the date hereof, each Grantor’s exact legal name is set forth on Schedule V.  Each Grantor was formed under the laws of jurisdiction of its formation as set forth on Schedule V.  Each Grantor’s chief executive office, principal place of business, and the place where each Grantor maintains records concerning the Collateral are set forth on Schedule V.  The Collateral, other than Deposit Accounts and Investment Property held in Securities Accounts, is presently located at the applicable locations set forth on Schedule V.

(f)           As of the date hereof, all Collateral with respect to which a security interest may be perfected by the secured party’s taking possession thereof, including all Chattel Paper, Instruments and certificated securities, is set forth on Schedule I.  Except to the extent not required hereby, and except for action by the Collateral Agent and giving of value, all action necessary to protect and perfect such security interest in each item set forth on Part I of Schedule I, including the delivery of all originals of such Collateral together with any necessary assignment in blank of certificated securities to the Collateral Agent, has been duly taken, or shall have been taken.  As of the date hereof, all Letter-of-Credit Rights and Commercial Tort Claims of the Grantors are set forth on Schedule II.  The Grantors shall supplement Schedule I and Schedule II from time to time within 30 days of the end of each Fiscal Quarter after obtaining any additional Chattel Paper, Instruments, certificated securities or Letter-of-Credit Rights, as applicable; provided, however, that if the fair market value of any such Collateral, individually or in the aggregate, exceeds $250,000 as determined by the Borrower in good faith, then the Grantors shall supplement Schedule I and Schedule II within 30 days after obtaining any such Collateral.  With respect to Commercial Tort Claims, the relevant Grantor shall promptly notify the Collateral Agent of any Commercial Tort Claim that it has elected to prosecute.

(g)           As of the date hereof, the names and addresses of all financial institutions at which the Grantors maintain their respective Deposit Accounts and the account numbers and account names of such Deposit Accounts are listed on Schedule III.  The Grantors shall supplement Schedule III from time to time within five Business Days after the opening of any additional Deposit Account or the closing or change in the account number of or account name on any existing Deposit Account.

(h)           The names and addresses of all institutions at which the Grantors maintain their respective Securities Accounts and the account numbers and account names of such Securities Accounts are listed on Schedule IV.  The Grantors shall supplement Schedule IV from time to time within five Business Days after the opening of any additional Securities Account or closing or changing the account number of or account name on any existing Securities Account.

(i)           Each Grantor is the sole holder of record and the sole beneficial owner of all certificated securities and uncertificated securities pledged to the Collateral Agent by such Grantor under Section 2 of this Security Agreement, free and clear of any adverse claim, as defined in Section 8-102(a)(1) of the UCC, except for the Lien created in favor of the Collateral Agent by this Security Agreement and the other Loan Documents.  None of the  interests pledged by any Grantor hereunder (i) are dealt in or traded on securities exchanges or in securities markets, (ii) have terms expressly providing that they are securities governed by Article 8 of the UCC, and (iii) are investment company securities, and they are not, therefore, “securities” governed by Article 8 of the UCC.

(j)           No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, except in connection with a disposition of the Investment Property as may be required by any Requirement of Law affecting the offering and sale of securities generally.

(k)           Each Grantor has delivered to the Collateral Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all stock certificates, instruments, notes, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same in its possession as of the date hereof.

(l)           All shares of the pledged Investment Property set forth on Schedule I are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each issuer.  Set forth in Schedule I is a true, complete and accurate list of all shares of stock issued by a Grantor’s direct Subsidiaries and all other securities owned by such Grantor, in each case, as of the date hereof.  The Grantors shall supplement Schedule I from time to time within five Business Days after the issuance of any additional shares of stock by a Grantor’s direct Subsidiaries or additional securities owned by such Grantor.

(m)           Except as set forth thereon, each Grantor has the sole, full and unencumbered right, title and interest in and to (i) each of the trade names described in Part 1 of Annex A to Schedule VI, (ii) each of the domain names described in Part 2 of Annex A to Schedule VI, (iii) each of the Trademarks described in Part 3 of Annex A to Schedule VI hereto for the goods and services covered by the registrations thereof, (iv) each of the Patents described in Annex B to Schedule VI hereto, (v) each of the Copyrights described in Part 1 of Annex C to Schedule VI hereto and (vi) each of the software products described in Part 2 of Annex C to Schedule VI hereto, in each case subject to any Customary Permitted Liens.  The registrations for such Trademarks and Patents are valid and enforceable and in full force and effect and none of the Patents has been abandoned or dedicated.  According to the records of the Copyright Office, such Copyrights are valid and enforceable and in full force and effect.

(n)           No Grantor owns any material Patents, Trademarks or Copyrights registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office, other than those described in Schedules A, B, and C to Schedule VI hereto.

(o)           No material claim is pending, or, to each Grantor's knowledge, has been threatened by any third party and remains unresolved (except for those that have been abandoned) that any of the Patents, Trademarks or Copyrights is invalid and unenforceable or violates or may violate the rights of any Person.

(p)           Set forth in Annex D to Schedule VI hereto is a complete list of all material licenses of Patents, Trademarks, Copyrights and Trade Secrets which each Grantor has granted to any Person.

(q)           Set forth in Annex E to Schedule VI hereto is a complete list of all material exclusive licenses of Patents, Trademarks, Copyrights and Trade Secrets which any Person has granted to each Grantor.

(r)           Each Grantor has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee's employment with such Grantor) an assignment to such Grantor of all rights to such inventions, including Patents.

(s)           Each Grantor has taken commercially reasonable steps to protect the secrecy and the validity under any applicable Requirement of Law of all material Trade Secrets.

Notwithstanding the foregoing, during the continuance of an Event of Default, the period of time for supplementing each schedule to this Security Agreement as described in this Section 4 shall be immediately after obtaining the relevant Collateral or opening, closing or modifying the applicable Deposit Account or Securities Account.

SECTION 5. Covenants.  Each Grantor covenants and agrees that from and after the date of this Security Agreement and until the Secured Obligations have been indefeasibly paid in full in cash:

5.1           Further Assurances; Pledge of Instruments.  At any time and from time to time, upon the request of the Collateral Agent, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent or Administrative Agent may deem necessary to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including:

(a)           using its best efforts to secure all consents and approvals necessary or appropriate for the grant of a security interest to the Collateral Agent in any Contract or license held by such Grantor or in which such Grantor has any rights not heretofore assigned,

(b)           authorizing the filing of any financing statements, amendments or continuation statements under the UCC with respect to the security interests granted hereby,

(c)           authorizing or executing all notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, as applicable, substantially in the forms of Schedules VII and VIII hereto or other forms acceptable to the Collateral Agent,

(d)           taking commercially reasonable steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of the Patents, Trademarks and Copyrights, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that the failure to prosecute or maintain or the dedication, abandonment or invalidation thereof is permitted hereunder or could not reasonably be expected to have a Material Adverse Effect),

(e)           filing, authorizing and cooperating with the Collateral Agent in the submission of any filing in any foreign jurisdiction or under any international treaty,

(f)           transferring Collateral to the Collateral Agent’s possession (if a security interest in such Collateral can be perfected and free from an adverse claim only by possession),

(g)           filing financing statements as consignor pursuant to Sections 9-505(a) and 9-324(b) of the UCC in such jurisdictions as such Grantor maintains Inventory on consignment,

(h)           using its commercially reasonable efforts to obtain waivers of Liens from landlords and mortgagees as required pursuant to the Credit Agreement,

(i)           using its commercially reasonable efforts to obtain written acknowledgements from any consignees, warehouses or bailees of any prior Lien of the

Collateral Agent in and to the Collateral and that such third party is holding possession of the Collateral for the benefit of the Collateral Agent, and

(j)           using its commercially reasonable efforts to assist the Collateral Agent in obtaining control under the UCC with respect to any Collateral consisting of Deposit Accounts, Securities Accounts, Investment Property, Letter-of-Credit Rights, Electronic Chattel Paper, and any Deposit Account or Securities Account except those with a balance that is less than and is not expected at any time to exceed $50,000.

Each Grantor also hereby authorizes the Collateral Agent, to the extent not prohibited by any applicable Requirement of Law, to file any such financing statement, amendment or continuation statement (including consignment filings) without the signatures of such Grantor.  If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of a Grantor’s business, shall be duly endorsed in a manner satisfactory to the Collateral Agent and delivered to the Collateral Agent promptly upon any such Grantor’s receipt thereof.

5.2           Maintenance of Records.  Each Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral (including to the extent possible if the Collateral Agent is exercising remedies hereunder).  If requested by the Collateral Agent, each Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby.  If requested by the Collateral Agent, all Chattel Paper in excess of $100,000 at any one time shall be marked with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of Société Générale, as Collateral Agent, created by that certain Security Agreement, dated as of October 17, 2013, as the same may thereafter from time to time be amended, modified, supplemented or restated.”

5.3           Indemnification.

(a)           In any suit, proceeding or action brought by or against any Secured Party or any of its directors, officers, employees, agents or Affiliates (“Indemnitees”) relating to (a) any Collateral, including any Account, Chattel Paper, Contract, General Intangible, Instrument or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document and (b) any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by the Loan Documents or the Secured Hedging Documents, including any penalties, claims or other losses resulting from any delay in paying such excise, sales or other similar taxes, each Grantor shall jointly and severally hold, indemnify and keep the Indemnitees harmless from and against all claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder, except to the extent determined by a final non-appealable judgment of a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of the Indemnitees, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Indemnitees except to the extent caused by the gross negligence or willful misconduct of the Indemnitees.

(b)           In addition, each Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks and Copyrights (it being understood that such Grantor may have maintained insurance in such respect), and each Grantor hereby jointly and severally indemnifies and holds each Indemnitee harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees and expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, trade name, trade secret or copyright of a third party or alleged defect in any product manufactured, promoted or sold by the Grantors (or any Affiliate of the Grantors) in connection with any Patent, Trademark or Copyright or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by the Grantors (or any Affiliate of the Grantors).  Each Grantor agrees that the Secured Parties do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by the Grantors, and each Grantor hereby jointly and severally agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto, except those caused by the gross negligence or willful misconduct of an Indemnitee as determined by a final non-appealable judgment of a court of competent jurisdiction.

5.4           Limitation on Liens on Collateral.  No Grantor shall create, permit or suffer to exist, and each Grantor shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except Customary Permitted Liens.  Each Grantor shall, jointly and severally, further defend the right, title and interest of any Secured Party in and to any of such Grantor’s rights under the Chattel Paper, Contracts, Documents, General Intangibles, Instruments and Investment Property, and to the Equipment and Inventory, and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

5.5           Limitations on Modifications of Accounts, Etc.  Upon the occurrence and during the continuation of any Event of Default, no Grantor shall, without the Collateral Agent’s prior consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper, Instruments or amounts due or to become due under any Contract or Document, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than (a) trade discounts and rebates granted in the ordinary course of such Grantor’s business and (b) such other credits or discounts not exceeding an aggregate stated amount of $50,000.

5.6           Maintenance of Insurance.  Each Grantor shall maintain, with financially sound and reputable companies, the insurance policies with coverage provisions as required by Section 6.13 of the Credit Agreement.

5.7           Taxes, Assessments, Etc.  Each Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment or Inventory, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.8           Limitations on Disposition.  No Grantor shall sell, lease, license outside the ordinary course of its business, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by Section 7.4 of the Credit Agreement.

5.9           Further Identification of Collateral.  Each Grantor shall, if so requested by the Collateral Agent, furnish to the Collateral Agent upon reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

5.10           Notices.  Each Grantor shall advise the Collateral Agent promptly, in form and substance reasonably satisfactory to the Collateral Agent, of (a) any material Lien, other than Customary Permitted Liens, attaching to or asserted against any of the Collateral, (b) any material change in the composition of the Collateral or (c) the occurrence of any other event which could reasonably be expected to have or result in a Material Adverse Effect with respect to the Collateral or on the security interest created hereunder, taken as whole.

5.11           Right of Inspection and Audit.  Each Grantor shall permit the Collateral Agent such rights of inspection and audit as provided in the Credit Agreement.

5.12           Maintenance of Facilities.  No Grantor shall remove or cause to be removed, except in the ordinary course of such Grantor’s business, the Collateral or the records concerning the Collateral from those premises or from the locations shown on Schedule V without five Business Days prior written notice to the Collateral Agent.

5.13           Continuous Perfection.  No Grantor shall change its name, identity or corporate structure in any manner unless such Grantor shall have given the Collateral Agent at least 30 days’ prior notice thereof and shall have authorized or taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or requested by the Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

5.14           Authorizations with Respect to Financing Statements, etc.  Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as “all assets” of a Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating any Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which such Collateral relates.  Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon request.  Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

5.15           No Reincorporation. No Grantor shall reincorporate or reorganize itself under any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof.

5.16           Terminations and Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any amendment or termination statement with respect to any financing statement relating to any security interest granted hereunder without the prior consent of the Collateral Agent and agrees that it will not do so without the prior consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

5.17           Takings, Eminent Domain, Condemnation, Insurance Proceeds, etc.  Each Grantor hereby assigns to the Collateral Agent (a) all awards for damages suffered or compensation paid by reason of a taking for public use of, or an action in eminent domain affecting all or any part of, the Collateral or any interest therein, and (b) all proceeds of any insurance policies paid by reason of loss sustained to the Collateral or any part thereof  (“Condemnation and Insurance Proceeds”).

5.18           Pledged Collateral.

(a)           Each Grantor shall deliver to the Collateral Agent, all certificates or Instruments representing or evidencing any Pledged Collateral, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.  The Collateral Agent shall have the right, at any time in its discretion and during the continuance of an Event of Default without prior notice to any Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral.  The Collateral Agent shall have the right at any time to exchange certificates representing or evidencing any of the Pledged Collateral for certificates of smaller or larger denominations.

(b)           Except as provided in Section 7, each Grantor shall be entitled to receive all cash dividends and payments of principal and interest paid in respect of the Pledged Collateral to the extent permitted to be paid by a Loan Document or Secured Hedging Document with respect to the Pledged Collateral.  Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any dividend of capital made on or in respect of any of the Pledged Collateral or any Property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations of such Grantor.  If any sums of money or property so paid or distributed pursuant to the immediately preceding sentence in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or Property in trust for the Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations of such Grantor.

(c)           Except as provided in Section 7, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor which would (i) be inconsistent with or result in any violation of any provision of any Loan Document or Secured Hedging Document or (ii) without prior notice to the Collateral Agent, permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities that are convertible into, or that grant the right to purchase or exchange for, any stock or other equity securities of any nature of any issuer of Pledged Collateral.

(d)           No Grantor shall grant control over any Pledged Collateral to any Person other than the Collateral Agent.

(e)           In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Security Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.  In the case of each Grantor which is a partner in a partnership, such Grantor hereby consents to the extent required by the applicable partnership agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged partnership interests in such partnership and upon the exercise of remedies in accordance with this Security Agreement, to the transfer of such pledged partnership interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner in such partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be.  In the case of each Grantor which is a member of a limited liability company, such Grantor hereby consents to the extent required  by the applicable limited liability company agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged limited liability company interests in such limited liability company and upon the exercise of remedies in accordance with this Security Agreement, to the transfer of such pledged limited liability company interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted member of the limited liability company with all the rights, powers and duties of a member of the limited liability company in question.

(f)           No Grantor shall (i) agree to any provision in, or amendment of, its Constituent Documents that adversely affects the perfection of the security interest of the Collateral Agent in any pledged interests pledged by such Grantor hereunder (including electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC) or (ii) authorize the issuance of or issue certificates evidencing any limited liability company interests pledged by such Grantor hereunder where such interests are securities (as defined in the UCC) and the relevant Grantor has not delivered such certificate to the Collateral Agent.

5.19           Compliance With Terms of Accounts, Etc.  In all material respects, each Grantor shall promptly perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Documents, Instruments and licenses and all other agreements to which it is a party or by which it is bound; provided, however, that such Grantor may suspend its performance thereunder in the event of a bona fide dispute or material breach of any such obligations by third parties, or pursuant to any other term of such agreements that allow such Grantor to suspend performance.

5.20           Additional Intellectual Property Covenants.

(a)           Except with regards to Trademarks that a Grantor may determine in its business judgment are appropriate for abandonment, each Grantor (either directly or through licensees) will continue to use the Trademarks in connection with each and every trademark class of goods or services applicable to its current line of products or services as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain the Trademarks in full force and effect free from any claim of abandonment for nonuse, and such Grantor will not (and will not permit any licensee thereof to) do any act or omit to do any act whereby any Trademark may become invalidated.  Except with regard to Patents or Patent Registrations that a Grantor may determine in its business judgment are appropriate for abandonment or dedication, each Grantor will not do any act, or knowingly omit to do any act, whereby the Patents or Patent Registrations may become abandoned or dedicated or the remedies available against potential infringers weakened if such action or omission could have a Material Adverse Effect and shall notify the Collateral Agent promptly, but in any event within five Business Days, if it knows of any reason that any such Patent Registration may become abandoned or dedicated.  Except with regard to Copyrights that a Grantor may determine in its business judgment are appropriate for abandonment or dedication, each Grantor will not do any act or omit to do any act, whereby the Copyrights may become abandoned or dedicated or the remedies available against potential infringers weakened if such action or omission could have a Material Adverse Effect, and shall notify the Collateral Agent promptly, but in any event within five Business Days if it knows of any reason that any such Copyright may become abandoned or dedicated.

(b)           Each Grantor will notify, on a quarterly basis, the Collateral Agent, either by such Grantor or through any agent, employee, licensee or designee, of (i) an application filed by a Grantor or through any agent, employee, licensee or designee, for the registration of any material Patent, Trademark or Copyright with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any material Patent or Trademark, which such Grantor may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or (iii) any assignment of any material Copyright, which such Grantor may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof.

(c)           Each Grantor shall maintain with each employee who may have access to the Trade Secrets of the Grantors an agreement by which such employee agrees not to disclose such Trade Secrets and with each employee who may be the inventor of patentable inventions (invented within the scope of such employee’s employment) an invention assignment agreement requiring such employee to assign all rights to such inventions, including, patents and patent applications, to such Grantor and further requiring such employee to cooperate fully with such Grantor, its successors in interest, including the Collateral Agent, and their counsel, in the prosecution of any patent application or in any litigation involving the invention, whether such cooperation is required during such employee’s employment with such Grantor or after the termination of such employment.

(d)           Each Grantor shall promptly (i) apply to the Patent and Trademark Office to register any unpatented but patentable inventions developed by such Grantor or its employees (within the scope of their employment), unless such Grantor, in the exercise of its business judgment, deems any such Patent not to have any significant commercial value to it or determines that its rights thereunder are better preserved as a Trade Secret, (ii) apply to the Patent and Trademark Office to register any registerable but unregistered Trademarks used by such Grantor in connection with its products or services unless such Grantor, in the exercise of its business judgment, deems any such Trademark not to have any significant commercial value, and (iii) make application to the Copyright Office to register any unregistered Copyright to which such Grantor has rights unless such Grantor, in the exercise of its business judgment, deems any such Copyright not to have any significant commercial value or determines that its rights thereunder are better protected as a Trade Secret.

SECTION 6. The Collateral Agent’s Appointment as Attorney-in-Fact.

(a)           From and after the occurrence and during the continuance of an Event of Default, each Grantor hereby irrevocably constitutes and appoints the Collateral Agent, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time at the Collateral Agent’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

(i)           ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of such Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or to take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such monies due under any Collateral whenever payable for application in accordance with Section 7(g) as appropriate;

(ii)           pay or discharge any Liens, including any tax Lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of the Collateral Agent and the Lenders and not such Grantor; and

(iii)          (A) direct any Person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (B) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent may deem necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

(b)           Each Grantor hereby authorizes and ratifies, to the extent not prohibited by any applicable Requirement of Law, all acts that the Collateral Agent as said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid in full in cash.

(c)           The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers.  The Collateral Agent shall have no duty as to any Collateral, including any responsibility for (i) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral or (ii) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters.  Without limiting the generality of the preceding sentence, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default.  Failure of the Collateral Agent to comply with any such requests at any time shall not in itself be deemed a failure to exercise reasonable care.  The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to a Grantor for any act or failure to act, except for its own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(d)           Each Grantor also authorizes the Collateral Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) execute, in connection with the sale of Collateral provided for in Section 7 below, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

SECTION 7. Rights and Remedies Upon Default.

(a)           If any Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it under this Security Agreement, any other Loan Documents, any Secured Hedging Document and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under any applicable Requirement of Law, including the UCC.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, during the continuance of an Event of Default, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent not prohibited by the UCC and other any applicable Requirement of Law),  shall have the right to collect the Proceeds from all Collateral (including dividends on Pledged Collateral) and may:

(i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, ship, advertise for sale or lease and sell or lease (in the manner provided for herein) the Collateral,

(ii) upon five Business Days’ prior notice to the Grantors, license any of the Patents, Trademarks or Copyrights, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine, whether general, special or otherwise, and on an exclusive or nonexclusive basis,

(iii) enforce (and, upon notice to the Grantors, shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof,

(iv) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of the Administrative Agent’s or Collateral Agent’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, and

(v) exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any issuer of Pledged Collateral, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)           Each Grantor authorizes the Collateral Agent, on the terms set forth in this Section 7, to enter the premises where the Collateral is located, to take possession of the Collateral, or any part of it, and to pay, purchase, contest or compromise any Lien which, in the opinion of the Collateral Agent, appears to be prior or superior to its security interest.  The Collateral Agent shall have the right upon any public sale or sales, and, to the extent not prohibited by applicable any Requirement of Law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases.  The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title, which procedures shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 7(g), below.  To the maximum extent not prohibited by any applicable Requirement of Law, each Grantor waives all claims, damages, and demands against the Collateral Agent arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Collateral Agent as determined by a final, non-appealable judgment of a court of competent jurisdiction.  Each Grantor agrees that the Collateral Agent need not give more than 10 days’ prior notice (which notification shall be deemed given in accordance with the Credit Agreement) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

(c)           As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when the Collateral Agent shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933 (the “Act”), the Collateral Agent may, in its discretion (subject only to applicable requirements of any applicable Requirement of Law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable, but subject to the other requirements of this Section 7(c), and shall not be required to effect such registration or cause the same to be effected.  Without limiting the generality of the foregoing, in any such event the Collateral Agent may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act, (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.

In addition to a private sale as provided above in this Section 7(c), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to any Requirement of Law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Collateral Agent may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other Requirement of Law affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

In order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends which it may be entitled to receive hereunder, (x) each relevant Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time request (each effective only if an Event of Default has occurred and is continuing) and (y) without limiting the effect of clause (x) above, such Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall terminate upon the earlier of the indefeasible payment in full in cash of the Secured Obligations or the cure of all existing Events of Default.  Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (A) comply with any instruction received by it from the Collateral Agent that (1) states that an Event of Default has occurred and is continuing and (2) is otherwise in accordance with the terms of this Security Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (B) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Collateral Agent if an Event of Default has occurred and is continuing and the relevant Grantor has received notice of the Collateral Agent’s election to collect any such payments.

(d)           Each Grantor agrees that in any sale of any of such Collateral, whether at a foreclosure sale or otherwise, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of any applicable Requirement of Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the dividend or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

(e)           Each Grantor also agrees to pay all fees, costs and expenses of the Collateral Agent, including attorneys’ fees and costs, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(f)           Each Grantor hereby waives presentment, protest or any notice or demand not provided for herein (to the maximum extent not prohibited by any applicable Requirement of Law) of any kind in connection with this Security Agreement or any Collateral.

(g)           The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent or the Administrative Agent in the order of priority set forth in Section 2.13 of the Credit Agreement.

SECTION 8. Limitation on the Collateral Agent’s Duty in Respect of Collateral.  The Collateral Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under Section 9-207 of the UCC.

SECTION 9. Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against a Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s Property, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to any applicable Requirement of Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 10. Miscellaneous.

               10.1           Notices.  Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon such Grantor or the Collateral Agent under this Security Agreement shall be given as provided in Section 10.11 of the Credit Agreement.

10.2           Partial Invalidity.  Any provision of this Security Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Security Agreement or any part of such provision in any other jurisdiction.

10.3           Headings.  The section headings and captions appearing in this Security Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Security Agreement.

10.4           No Waiver; Cumulative Remedies.

(a)           Neither the Administrative Agent nor the Collateral Agent shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Security Agreement, any other Loan Document or any Secured Hedging Document, nor shall any single or partial exercise of any right or remedy hereunder or thereunder on any one or more occasions preclude the further exercise thereof or the exercise of any other right or remedy under any Loan Document or Secured Hedging Document.

(b)           The rights and remedies provided hereunder or provided under the any other Loan Document or any Secured Hedging Document are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or by any Loan Document or Secured Hedging Document.

10.5           Termination of this Security Agreement.  Subject to Section 9, this Security Agreement shall terminate upon the indefeasible payment in full in cash of the Secured Obligations and the termination of the Commitments.

10.6           Successors and Assigns.  This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of the Grantors, and shall, together with the rights and remedies of the Secured Parties, inure to the benefit of the Secured Parties and their respective successors and permitted assigns.  The Grantors may not assign, delegate or transfer their rights or obligations under this Security Agreement without the prior consent of the Collateral Agent.  Any purported assignment or transfer in contravention of the foregoing shall be null and void.  No sales of participations, other than sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest created herein and granted to the Collateral Agent on behalf of the Secured Parties hereunder.

10.7           Amendments, Etc.  Subject to Section 10.1 of the Credit Agreement, no amendment, modification, supplement, extension, termination or waiver of any provision of this Security Agreement applicable to any Grantors and no approval or consent thereunder applicable to any Grantors may in any event be effective unless signed by each Grantor and the Collateral

Agent with the written approval or upon the instructions of the required number of Lenders or the relevant affected Secured Hedging Counterparty, as applicable, and then only in the specific instance and for the specific purpose given and any such amendment, modification, supplement, extension, termination, waiver, approval or consent shall be binding upon the Collateral Agent, each holder of the Secured Obligations and the Grantors.

10.8           Entire Agreement.  The Security Agreement constitutes the entire agreement of the parties and supersede all prior agreements and understandings relating to the subject matter hereof.

10.9           Governing Law.  This Security Agreement shall be governed by, construed and enforced in accordance with, the internal law of the State of New York, except that matters concerning the validity and perfection of a security interest shall be governed by the UCC.

10.10         Counterparts.  This Security Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

10.11         Payments Free of Taxes, Etc.  All payments made by the Grantors under this Security Agreement shall be made by the Grantors in accordance with Section 2.18 of the Credit Agreement.

10.12         The Grantors’ Continuing Liability.  Notwithstanding any provision of this Security Agreement, any other Loan Document, any Secured Hedging Document, or any exercise by the Collateral Agent or the Administrative Agent of any of its rights hereunder or thereunder (including any right to collect or enforce any Collateral), (a) each Grantor shall remain liable to perform its obligations and duties in connection with the Collateral and (b) the Collateral Agent, the Administrative Agent and any Lender shall not assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of the Grantors’ rights in connection with the Collateral.

10.13         Additional Grantors.  If, pursuant to the terms and conditions of the Credit Agreement, the Borrower shall be required to cause any Subsidiary of the Borrower that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the date hereof and shall be deemed to have assigned, conveyed, mortgaged, pledged, granted, hypothecated and transferred to the Collateral Agent for itself and for the pro rata benefit of the Lenders the security interest described in such Joinder Agreement and Section 2 hereof.

10.14         Additional Provisions.  The Borrower hereby acknowledges and agrees that the jury trial waiver, consent to jurisdiction and other provisions in Sections 10.14 and 10.15 of the Credit Agreement apply to this Security Agreement as to the Borrower and are incorporated herein as though set forth in full.  Each Subsidiary Grantor hereby acknowledges and agrees that the jury trial waiver, consent to jurisdiction and other provisions in Sections 21 and 22 of the Guaranty Agreement apply to this Security Agreement as to each Subsidiary Grantor and are incorporated herein as though set forth in full.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Security Agreement to be executed as of the day and year first above written.

GUARANTORS: CINEDIGM CORP.
By:	/s/ Gary S. Loffredo
Name:
Title:

HOLLYWOOD SOFTWARE, INC.
By:	/s/ Gary S. Loffredo
Name:
Title:

ADM CINEMA CORPORATION
By:	/s/ Gary S. Loffredo
Name:
Title:

VISTACHIARA PRODUCTIONS, INC.
By:	/s/ Gary S. Loffredo
Name:
Title:

VISTACHIARA ENTERTAINMENT, INC.
By:	/s/ Gary S. Loffredo
Name:
Title:

CINEDIGM ENTERTAINMENT CORP.
By:	/s/ Gary S. Loffredo
Name:
Title:

Signature Page to Security Agreement

CINEDIGM ENTERTAINMENT HOLDINGS, LLC
By:	/s/ Gary S. Loffredo
Name:
Title:

GVE NEWCO, LLC
By:	/s/ Gary S. Loffredo
Name:
Title:

Signature Page to Security Agreement

COLLATERAL AGENT: SOCIÉTÉ GÉNÉRALE, as Collateral Agent
By:	/s/ Richard D. Knowlton
Name:	Richard D. Knowlton
Title:	Managing Director

Signature Page to Security Agreement

SCHEDULE I

COLLATERAL REQUIRING POSSESSION FOR PERFECTION

Company name	Shareholder	Certificate Number	Number of Shares	Located
Cinedigm Entertainment Corp.	Cinedigm Corp.	11	100	Kelley Drye 101 Park Avenue New York, New York 10178 Attention: Matthew Kane

Hollywood Software, Inc.	Cinedigm Corp.	1	10,000,000	Kelley Drye 101 Park Avenue New York, New York 10178 Attention: Matthew Kane

Vistachiara Productions, Inc.	Cinedigm Corp.	1	100	Kelley Drye 101 Park Avenue New York, New York 10178 Attention: Matthew Kane

Vistachiara Entertainment, Inc.	Cinedigm Corp.	10	100	Kelley Drye 101 Park Avenue New York, New York 10178 Attention: Matthew Kane

ADM Cinema Corporation	Cinedigm Corp.	1	1,000	Kelley Drye 101 Park Avenue New York, New York 10178 Attention: Matthew Kane

Cinedigm Entertainment Holdings, LLC – Membership Interests are Non-Certificated
GVE NEWCO, LLC – Membership Interests are Non-Certificated

SCHEDULE I

COLLATERAL REQUIRING POSSESSION FOR PERFECTION

Company name	Instruments Evidencing Indebtedness	Letter of Credit Rights	Chattel Paper
Cinedigm Corp.	None	None	None

Cinedigm Entertainment Corp.	None	None	None

Hollywood Software, Inc.	None	None	None

Vistachiara Productions, Inc.	None	None	None

Vistachiara Entertainment, Inc.	None	None	None

ADM Cinema Corporation	None	None	None

Cinedigm Entertainment Holdings, LLC	None	None	None

GVE Newco, LLC	None	None	None

SCHEDULE II

LETTER-OF-CREDIT RIGHTS AND COMMERCIAL TORT CLAIMS

LETTER-OF-CREDIT RIGHTS

None

COMMERCIAL TORT CLAIMS

None.

SCHEDULE III

DEPOSIT ACCOUNTS

Cinedigm Corp.	Account Name	Bank Name	Address	Acct Number
1	JPMorgan Chase CIDM	JPMorgan Chase	270 Park Avenue, New York, NY 10017
2	JPMorgan Chase Indie Direct	JPMorgan Chase	270 Park Avenue, New York, NY 10017
3	JPMorgan Chase ADM	JPMorgan Chase	270 Park Avenue, New York, NY 10017
Cinedigm Entertain-ment Corp.	Account Name	Bank Name	Address	Acct Number
4	Citibusiness Checking	Citibank	Citibank NA BR 24 79 5th Ave., NY, NY 10003
5	Citibank CD	Citibank	Citibank NA BR 24 79 5th Ave., NY, NY 10003
6	Citibank Payroll - Checking	Citibank	Citibank NA BR 24 79 5th Ave., NY, NY 10003
7	Citibank Payroll - Savings	Citibank	Citibank NA BR 24 79 5th Ave., NY, NY 10003

SCHEDULE IV

SECURITIES ACCOUNTS

Cinedigm Entertainment Corp	Account Name	Bank Name	Address	Company Name	Acct Number
	Merrill Lynch WCMA	Merrill Lynch	601 Lexington Avenue 47th Floor, New York, NY 10022	New Video Group, Inc.

SCHEDULE V

LEGAL NAME; JURISDICTION OF FORMATION; BOOKS AND RECORDS; LOCATION OF COLLATERAL

Legal Name	Jurisdiction of Formation	Books and Records	Location of Collateral
Hollywood Software, Inc., d/b/a AccessIT Software	California Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
PLX Acquisition Corp, Inc.	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
ADM Cinema Corporation d/b/a the Pavilion Theatre	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Vistachiara Productions Inc., d/b/a The Bigger Picture	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Vistachiara Entertainment, Inc.	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Cinedigm Entertainment Corp.	New York Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Cinedigm Entertainment Holdings, LLC	Delaware Limited Liability Company	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Access Digital Media, Inc.	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Christie/AIX, Inc.	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Access Digital Cinema Phase 2, Corp.	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010

Legal Name	Jurisdiction of Formation	Books and Records	Location of Collateral
Access Digital Cinema Phase 2 B/AIX Corp.	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Cinedigm Digital Funding I, LLC	Delaware Corporation	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
CDF2 Holdings, LLC	Delaware Limited Liability Company	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Cinedigm Digital Funding 2, LLC	Delaware Limited Liability Company	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Cinedigm Digital Cinema Australia Pty Ltd	Australian Proprietary Company	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010
Cinedigm DC Holdings, LLC	Delaware Limited Liability Company	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010

Legal Name	Jurisdiction of Formation	Books and Records	Location of Collateral
GVE Newco, LLC	Delaware Limited Liability Company	Cinedigm Corp. 902 Broadway, 9th Floor New York, NY 10010	902 Broadway, 9th Floor New York, NY 10010

Additional Locations of Inventory for each Grantor:

Company name	Inventory	Location of Inventory
Cinedigm Corp.	None	n/a
Cinedigm Entertainment Corp.	DVDs
Sony DADC, 1700 N. Fruitridge
Ave, Terre Haute, IN 47804

Technicolor Livonia, MI
28301 Schoolcraft-South Dock
Livonia, MI 48150

Technicolor Romulus, MI
Attn: Corrugate Receiving
Romulus Business Center
(RBC-1) Suite 100
36501 Van Born Road,
Romulus, MI 48174

Technicolor Memphis-Holmes Rd
4155 Holmes Rd, Suite 1,
Memphis, TN 38118

Technicolor Memphis-Speed
5140 Memphis Oaks Dr.,
Memphis, TN 38118

Technicolor Memphis-Lamar,
5215 Lamar Avenue, Memphis,
TN 38118

Technicolor Memphis-Southridge
Universal Returns Center 4975
Southridge Dr, Memphis, TN

Company name	Inventory	Location of Inventory
38141 Technicolor Memphis-Southridge 4185 Steel Rd, Memphis, TN 38127
Hollywood Software, Inc.	None	n/a
Vistachiara Productions, Inc.	None	n/a
Vistachiara Entertainment, Inc.	None	n/a
ADM Cinema Corporation	None	n/a
Cinedigm Entertainment Holdings, LLC	DVDs
Sony DADC, 1700 N. Fruitridge
Ave, Terre Haute, IN 47804

Technicolor Livonia, MI
28301 Schoolcraft-South Dock
Livonia, MI 48150

Technicolor Romulus, MI
Attn: Corrugate Receiving
Romulus Business Center
(RBC-1) Suite 100
36501 Van Born Road,
Romulus, MI 48174

Technicolor Memphis-Holmes Rd
4155 Holmes Rd, Suite 1,
Memphis, TN 38118

Technicolor Memphis-Speed
5140 Memphis Oaks Dr.,
Memphis, TN 38118

Technicolor Memphis-Lamar,
5215 Lamar Avenue, Memphis,
TN 38118

Technicolor Memphis-Southridge
Universal Returns Center 4975
Southridge Dr, Memphis, TN
38141

Technicolor Memphis-Southridge

Company name	Inventory	Location of Inventory
4185 Steel Rd, Memphis, TN 38127
GVE Newco, LLC	DVDs	3710 Jonlen Drive, Cincinnati, Ohio 45227 Cinram Ditan -437 Sanford Road, La Vergne, TN 37086 Sony DADC, 430 Gibraltor Drive, Bollingbrook, IL 60440

SCHEDULE VI

All right, title and interest of the Grantors, whether now owned or hereafter acquired, in and to the following property:

(a) All trademarks, trade styles, service marks, trade names (including those trade names described in Part 1 of Annex A to this Schedule VI, which Part 1 of Annex A is incorporated herein by this reference), registered domain names (including those domain names described in Part 2 of Annex A to this Schedule VI, which Part 2 of Annex A is incorporated herein by this reference), and all prints and labels on which said trademarks, trade styles, service marks, trade names, and domain names have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including, (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by any Grantor (including those described in Part 3 of Annex A to this Schedule VI, which Part 3 of Annex A is incorporated herein by this reference) and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the “Trademarks”);

(b) All patentable inventions, patent rights, letters patent of the United States or any foreign country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including (i) all Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by any Grantor (including those described in Annex B to this Schedule VI, which Annex B is incorporated herein by this reference) and (ii) all licenses thereof (collectively, the “Patents”);

(c) All copyrights including (i) all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof (including those described in Part 1 of Annex C to this Schedule VI, which Part 1 of Annex C is incorporated herein by this reference), (ii) all software products (including the software products described in Part 2 of Annex C to this Schedule VI, which Part 2 of Annex C is incorporated herein by this reference) and (iii) all extensions or renewals thereof and all licenses thereof (collectively, the “Copyrights”);

(d) All goodwill of the Grantors’ business symbolized by the Trademarks and all customer lists and other records of the Grantors relating to the distribution of products or provision of services bearing or covered by the Trademarks;

(e) All proprietary information, including customer lists, databases, data collections, software code (in any form, including source code and executable object code), formulas, compilations, programs, methods, or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by any Grantor (collectively, the “Trade Secrets”);

(f) All licenses of Patents, Trademarks, Copyrights and Trade Secrets granted by any Grantor to any Person (including those licenses described on Annex D to this Schedule VI, which Annex D is incorporated herein by this reference) or all exclusive licenses of Patents, Trademarks, Copyrights, and Trade Secrets granted by any Person to any Grantor (including those licenses described on Annex E to this Schedule VI, which Annex E is incorporated herein by this reference) except (i) if the creation, attachment or perfection of a security interest in any of the foregoing licenses contractually gives rise to a default, breach, right of recoupment, claim, defense, termination, right of termination, or remedy under such license and (ii) Section 9-408(a) of the UCC or any other applicable law is not effective to render such contractual provision giving rise to such default, breach, right of recoupment, claim, defense, termination, right of termination, or remedy ineffective, then the creation, attachment or perfection in such license shall not be effective to the extent necessary to avoid such default, breach, right of recoupment, claim, defense, termination, right of termination, or remedy;

(g) All claims by any Grantor against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights or Trade Secrets;

(h) Except to the extent already identified above, all algorithms, customer lists, databases, data collections, diagrams, formulae, graphs, inventions (whether or not patentable), know-how, methods, manufacturing and production or business processes, proprietary information, specifications, trade secrets, discoveries, concepts, ideas, research and development, compositions, designs, drawings, specifications software, software code (in any form, including source code and executable or object code), URLs, Web Sites, and business and marketing plans and proposals, works of authorship and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, laboratory notebooks, prototypes, samples, studies and summaries), all whether now owned or hereafter acquired by any Grantor. The term “Web Site”, as used above, includes the look and feel, including, but not limited to, overall design, appearance, graphics, artwork, color scheme, layout, navigation, functionality, features and organization for the presentation of and interaction with information or media with or without the use of html or xml software; and

(i) All proceeds of the foregoing (including whatever is receivable or received when any Collateral or proceeds is sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, which shall also include rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

PART 1 OF ANNEX A
TO SCHEDULE VI
TO SECURITY AGREEMENT

TRADE NAMES

None.

PART 2 OF ANNEX A
TO SCHEDULE VI
TO SECURITY AGREEMENT

REGISTERED DOMAIN NAMES

Domain names will be provided within five (5) business days of the Closing Date.

PART 3 OF ANNEX A

TO SCHEDULE VI

TO SECURITY AGREEMENT

TRADEMARKS AND TRADEMARK APPLICATIONS

MARK	REGISTRATION NO.	DATE REGISTERED	GOODS AND SERVICES WHERE APPEARING
Vistachiara Productions, Inc.
THE BIGGER PICTURE	3,162,444	10/24/2006	Classes: 41 Int. Goods: 41 Int. Production and distribution of motion pictures.
Cinedigm Corp.
CINEDIGM	1371051	2/21/2011
Classes: 39 Int., 41 Int., 42 Int.
Goods: 39 Int.

Storage of electronic media, namely, images, text and audio data.

41 Int.
Entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts and plays, by satellite, telephone lines, cable, fiber optics, hard drive and Internet; leasing of digital cinema projection systems.

42 Int.
Providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities.

THEATRE COMMAND CENTER ENTERPRISE	1371047	2/21/2011	Classes: 09 Int. Goods: 09 Int. Computer software in the field of entertainment for the purpose of managing data

			content and movie files and to assist in the transmission and display of digital content.
CINEDIGM	9230061	7/7/2010
Classes: 39 Int., 41 Int., 42 Int.
Goods: 39 Int.

Storage of electronic media, namely, images, text and audio data.

41 Int.
Entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts and plays, by satellite, telephone lines, cable, fiber optics, hard drive and Internet; leasing of digital cinema projection systems.

42 Int.
Providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities.

THEATRE COMMAND CENTER	9228594	7/7/2010
Classes: 09 Int.
Goods: 09 Int.

Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of digital content.

THEATRE COMMAND CENTER ENTERPRISE	9228784	7/7/2010
Classes: 09 Int.
Goods: 09 Int.

Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of digital content.

			Classes: 39 Int., 41 Int., 42 Int. Goods: 39 Int.

CINEDIGM	5,385,827	1/21/2011
Storage of electronic media, namely, images, text and audio data.

41 Int.
Entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts and plays, by satellite, telephone lines, cable, fiber optics, hard drive and Internet; leasing of digital cinema projection systems.

42 Int.
Providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities.

THEATRE COMMAND CENTER	5,390,795	2/10/2011
Classes: 09 Int.
Goods: 09 Int.

Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of digital content.

THEATRE COMMAND CENTER ENTERPRISE	5,390,796	2/10/211
Classes: 09 Int.
Goods: 09 Int.

Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of digital content.

CINEDIGM	827026	1/8/2011
Classes: 39 Int., 41 Int., 42 Int.
Goods: 39 Int.

Storage of electronic media, namely, images, text and audio data.

41 Int.
Entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts and plays, by satellite, telephone lines, cable, fiber optics, hard drive and Internet; leasing of digital cinema projection systems.

42 Int.
Providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities.

THEATRE COMMAND CENTER	827024	1/8/2011
Classes: 09 Int.
Goods: 09 Int.

Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of digital content.

THEATRE COMMAND CENTER	827025	1/8/2011
Classes: 09 Int.
Goods: 09 Int.
Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of digital content.

CINEDIGM	2013-G-2646607	7/30/2013	Classes: 39 Int., 41 Int., 42 Int. Goods: 39 Int. Storage of electronic media, namely, images, text and audio data. 41 Int.

Entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts and plays, by satellite, telephone lines, cable, fiber optics, hard drive and Internet; leasing of digital cinema projection systems.

42 Int.
Providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities.

C Design	85/923,230	5/3/2013
Classes 09 Int.
Goods: 09 Int.

Pre-recorded CD's and DVD's featuring drama, comedy, action and adventure movies and music; Pre-recorded cinematographic film, video cassettes and video discs featuring entertainment in the nature of motion picture productions; Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of digital content.

C Design	85/923,259	5/3/2013
Classes: 35 Int.
Goods: 35 Int.

Distributorships in the field of pre-recorded video cassettes and audio recordings and DVDs; licensing of pre-recorded video cassettes and audio recordings and DVDs; On-line ordering services featuring pre-recorded video cassettes and audio recordings and DVDs.

C Design	85/923,267	5/3/2013
Classes: 38 Int.
Goods: 38 Int.

Audio, video and multimedia broadcasting via the Internet and other communications networks; webcasting services; transmission of messages, data and content via the Internet and other communications networks; providing online forums and chat rooms for the transmission of messages, comments and multimedia content among users in the field of general interest via the Internet and other communications networks; transmission of electronic media, multimedia content, videos, movies, pictures, images, text, photos, user-generated content, audio content, and information via the Internet and other communications networks; Streaming of audiovisual and multimedia content via the internet; transmission and delivery of audiovisual and multimedia content via the internet; video-on-demand transmission services.

C Design	85/923,280	5/3/2013	Classes: 39 Int. Goods: 39 Int. Storage of electronic media, namely, images, text and audio data.

C Design	85/923,286	5/3/2013
Classes: 41 Int.
Goods: 41 Int.

Entertainment services in the nature of providing information on current and future movie offerings via a global computer network Motion picture film production; Movie studios; Production of video discs for others; Television production; Distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts, and plays, by digital means including satellite, telephone lines, cable, fiber optics, and Internet; Leasing of digital cinema projection systems; Entertainment and educational services, namely, providing movies, television shows, and information, reviews, and recommendations regarding movies and television shows; providing a website featuring television shows, movies, and multimedia content and information, reviews, and recommendations regarding television shows, movies, and multimedia content.

C Design	85/923,296	5/3/2013
Classes: 42 Int.
Goods: 42 Int.

Providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities; Providing a website featuring non-downloadable software that enables a community of users to post, search, watch, share, critique, rate, and comment on, videos and other multimedia content via the Internet and other communications networks; design and development of computer software.

CINEDIGM	3,934,870	3/22/2011
Classes: 39 Int., 41 Int., 42 Int.
Goods: 39 Int.

Storage of electronic media, namely, images, text and audio data.

41 Int.
Entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts, and plays, by digital means including satellite, telephone lines, cable, fiber optics, and Internet; Leasing of digital cinema projection systems.

42 Int.
providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities.

CINEDIGM and Design	3,934,877	3/22/2011
Classes: 38 Int., 39 Int., 41 Int., 42 Int.
Goods: 38 Int.

Leasing of digital cinema projection systems.

39 Int.
Storage of electronic media, namely, images, text and audio data.

41 Int.
Entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts, and plays, by digital means including satellite, telephone lines, cable, fiber optics, and Internet.

42 Int.
providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for technical purposes and providing back-up computer programs and facilities.

CINEDIGM CERTIFIED DIGITAL CINEMAS	77/951,595	3/5/2010
Classes: 09 Int., 41 Int.
Goods: 09 Int.

Motion picture theater equipment, namely, digital projection systems and satellite transmission projection systems comprised of digital video projector, operating software, computer server, storage device in the nature of electronic memories, satellite dish, television decoder, digital signal processor. 41 Int.
Movie theater services.

CINELIVE	3,830,073	8/10/2010	Classes: 41 Int. Goods: 41 Int. Entertainment in the nature of presentation of live performances by a musical group, live sporting events, live show performances.
CINEXCHANGE	85/397,673	8/15/2011
Classes: 09 Int.
Goods: 09 Int.

Downloadable computer software or computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of movies.

CINEXPRESS	85/112,105	8/20/2010
Classes: 38 Int., 41 Int.
Goods: 38 Int.

Broadcasting of live and simulcast sporting events by satellite, telephone lines, cable, fiber optics, and Internet.

41 Int.
Entertainment services, namely distribution of motion pictures, live and recorded sporting events through broadcast media, television programming, television short segments featuring news and information about sports, cartoons, concerts, and plays by satellite, telephone lines, cable, fiber optics and Internet.

INDIEDIRECT	85/401,202	10/9/2012	Classes: 35 Int. Goods: 35 Int. Providing management services in the field of film distribution.
TCC	85/393,086	3/27/2012	Classes: 09 Int. Goods: 09 Int. Computer software in the field of entertainment for the purpose of managing data content and movie files and to assist in the transmission and display of movies.

Cinedigm Entertainment Corp.
TM Record	TM/SN/RN/Disclaimer	Owner	Status/Key Dates	Full Goods/Services
US Federal Q4 uf 1	DOCURAMA	New Video Group Inc. (New York Corp.) 902 Broadway	Registered June 10, 2008 Int'l Class: 41	(Int'l Class: 41) Rental of videos and dvd's; motion picture film production for

TM Record	TM/SN/RN/Disclaimer	Owner	Status/Key Dates	Full Goods/Services
	SN:77-188472 RN:3,444,021	9th Floor New York, New York 10010	First Use: January 21, 1981 Filed: May 23, 2007 Published: March 25, 2008	theatrical distribution and publishing of videos and dvd's
US Federal Q4 uf 2	DOCURAMA SN:76-297101 RN:2,723,312	New Video Group Inc. (New York Corp.) 902 Broadway 9th Floor New York, New York 10010	Registered 8 & 15 January 3, 2009 Int'l Class: 35 First Use: March 1, 1999 Filed: August 7, 2001 Published: March 18, 2003 Registered: June 10, 2003	(Int'l Class: 35) Online retail stores and wholesale stores featuring videos and dvd's
US Federal Q4 uf 3	EVERYTHING ELSE IS PURE FICTION SN:76-405134 RN:2,761,077	New Video Group Inc. (New York Corp.) 902 Broadway 9th Floor New York, New York 10010	Registered 8 & 15 January 3, 2009 Int'l Class: 35 First Use: June 1, 1999 Filed: May 10, 2002 Published: June 17, 2003 Registered: September 9, 2003	(Int'l Class: 35) Computerized on-line ordering services featuring dvd's; wholesale ordering services featuring dvd's
US Federal Q4 uf 4	FLATIRON FILM COMPANY SN:77-862410 RN:3,932,071 Disclaimer: "FILM COMPANY"	New Video Group Inc. (New York Corp.) 902 Broadway 9th Floor New York, New York 10010	Registered March 15, 2011 Int'l Class: 41 First Use: June 30, 2010 Filed: November 2, 2009 Published: September 28, 2010 Allowed: November 23, 2010	(Int'l Class: 41) Motion picture film production; production of television programs
US Federal Q4 uf 5	NEW VIDEO SN:76-297100 RN:2,733,929 Disclaimer: "VIDEO"	New Video Group Inc. (New York Corp.) 902 Broadway 9th Floor New York, New York 10010	Registered 8 & 15 January 3, 2009 Int'l Class: 35, 41 First Use: January 21, 1981 Filed:	(Int'l Class: 35) Online retail stores and wholesale stores featuring videos and dvds (Int'l Class: 41) Rental of videos and dvds;

TM Record	TM/SN/RN/Disclaimer	Owner	Status/Key Dates	Full Goods/Services
			August 7, 2001 Published: April 15, 2003 Registered: July 8, 2003	motion picture film production for theatrical distribution; production and distribution of television programs via broadcast and cable networks; and publishing of videos and dvds

GVE Newco, LLC (US)
Mark	Class	Serial #	Registration #	Registration Date	Next Deadline
GREATEST HEROES AND LEGENDS OF THE BIBLE (Word Mark)	9	75/606,097	2,336,886	3/28/00	03/28/20

GOODTIMES (Design Mark)	9	74/496,167	1,871,175	1/3/95	1/3/15

GOODTIMES (Word Mark)	9	74/557,169	1,905,525	7/18/95	7/18/15

GVE Newco, LLC (Foreign)
Mark	Country	Class	Serial #	Registration #	Registration Date	Next Deadline
GOODTIMES (Word Mark)	Argentina	9	2543478	2062717	1/13/06	1/13/16

GOODTIMES (Design Mark)	Canada	9	0579049	TMA337571	2/26/88	2/26/18

GOODTIMES (Word Mark)	Singapore	9	T94/10387C	1,905,525	11/30/94	11/29/13

GOODTIMES (Word Mark)	Taiwan	9		698543	12/1/95	11/29/13

GOODTIMES (Word Mark)	Thailand	9	271931	28651		9/9/14

ANNEX B
TO SCHEDULE VI
TO SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

TITLE	MATTER TYPE	COUNTRY	STATUS	APPLICATION #	FILING DATE	PATENT #	ISSUE DATE
METHOD AND APPARATUS FOR MEDIA DUPLICATION	Utility – ORG	United States of America	Issued	11/696,093	3-Apr-07	8271648	18-Sep-12
THEATRE COMMAND CENTER	Prov – ORG	United States of America	Closed*
METHOD AND APPARATUS FOR MEDIA DUPLICATION	Utility – ORG	PCT	Completed**	PCT/US08/59284	3-Apr-08
METHOD AND APPARATUS FOR MEDIA DUPLICATION	Utility - NSPCT	European Patent Office	Pending***	08 745 026.8	3-Apr-08

* Closed because the patent application was not filed.
** Completion of lifecycle does not result in the issuance of a patent.
*** Application has not issued yet.

PART 1 OF ANNEX C
TO SCHEDULE VI
TO SECURITY AGREEMENT

COPYRIGHTS

GVE Newco, LLC

Title	Registration #	Registration Date
50 Years of Oscar	(unregistered)
A Christmas Carol	PA 735-206	12/23/1994
A Christmas Carol	VA 71-579	1/11/1995
Adventures of Pocahontas the Indian Princess Adventure Play Set, The	SR 199-454	12/5/1994
Aladdin	PA 709-362	6/28/1994
Aladdin	VA 638-131	3/14/1994
Aladdin (Certificate of Recordation - Copyright Assignment)	Vol 2971 Page 152	3/14/1994
Alice in Wonderland	PA 742-801	2/8/1995
Alice in Wonderland	VA 601-849	2/3/1995
All About Airplains with Backpack Jack	(unregistered)
All About Big Red Fire Engines	(unregistered)
All About Creek Crawlies with Backpack Jack	(unregistered)
All About Dinosaurs with Backpack Jack	(unregistered)
All About Garbage & Recycling with Backpack Jack	(unregistered)

Title	Registration #	Registration Date
All About Old McDonald’s Farm	(unregistered)
Beauty and the Beast	PA 709-358	6/30/1994
Beauty and the Beast	VA 617-799	1/5/1994
Beauty and the Beast (Certificate of Recordation - Copyright Assignment)	Vol 2961 Page 305	1/5/1994
Ben Hur	PA 1-192-336	6/6/2003
Black Beauty	PA 857-491	11/15/1995
Black Beauty	VA 692-606	1/20/1995
Camelot, The Legend	PA 1-003-746	9/22/2000
Chop Kick Panda	(unregistered)
Cinderella	PA 738-773	12/23/1994
Cinderella	VA 711-573	1/11/1995
Country Couple Dances	(unregistered)
Curly: The Littlest Puppy	PA 851-526	6/5/1997
Fabulous Pro Football Legends	(unregistered)
GH&LOTB: Apostles, The	PA 1-003-536	9/21/2000
GH&LOTB: Daniel and the Lion's Den	PA 1-006-461	9/15/2000
GH&LOTB: David & Goliath	PA 1-006-484	6/15/2000
GH&LOTB: Garden of Eden, The	PA 1-013-138	9/20/2000
GH&LOTB: Jonah and the Whale	PA 1-013-139	9/21/2000
GH&LOTB: Joseph & the Coat of Many Colors	PA 1-003-535	9/21/2000
GH&LOTB: Joshua and the Battle of Jericho	PA 1-002-538	9/21/2000

Title	Registration #	Registration Date
GH&LOTB: Last Supper, Crucifixion & Resurrection, The	PA 1-038-633	9/20/2000
GH&LOTB: Samson and Delilah	PA 1-006-483	9/19/2000
GH&LOTB: Sodom & Gomorrah	PA 1-006-517	9/15/2000
GH&LOTB: The Miracles of Jesus	PA 1-003-537	9/20/2000
GH&LOTB: The Nativity	PA 1-006-478	9/15/2000
GH&LOTB: The Story of Moses	PA 1-006-480	9/15/2000
Grizzly and the Treasure, The	(unregistered)
Happy, The Littlest Bunny	PA 1-002-715	9/20/2000
Heidi	PA 857-493	11/15/1997
Heidi	VA 692-605	1/20/1995
Hercules	PA 815-481	5/30/1997
Hercules	VA 800-984	5/30/1997
Hockey, All Brawls	(unregistered)
Hunchback of Notre Dame, The	PA 847-553	6/5/1997
Hunchback of Notre Dame, The	VA 861-229	6/5/1997
Jungle Book, The	PA 742-802	2/8/1995
Jungle Book, The	VA 698-260	2/3/1995
Legend of Camelot	(unregistered)
Leo the Lion, King of the Jungle	PA 735-205	12/1/1994
Leo the Lion, King of the Jungle	PA 703-460	2/8/1995
Leo the Lion, King of the Jungle	VA 711-574	1/11/1995

Title	Registration #	Registration Date
Life with Jesus	(unregistered)
Line Dancing’s Latest	(unregistered)
Little Mermaid	PA 726-032	7/1/1994
Little Mermaid, The	VA 617-800	12/28/1993
Little Mermaid, The (Certificate of Recordation - Copyright Assignment)	Vol 2951 Page 349	12/28/1993
Little Red Riding Hood	PA 857-494	11/15/1995
Little Red Riding Hood	VA 579-199	2/28/1995
Littlest Bunny, The	VA 687-141	2/22/1995
Magic Gift of the Snowman	PA 843-783	6/9/1997
Nutcracker, The	PA 735-472	12/23/1994
Nutcracker, The	VA 711-580	1/11/1995
Pinnochio	PS 709-357	6/30/1994
Pocahontas	PA 735-418	12/23/1994
Pocahontas	VA 711-576	1/11/1995
Puss in Boots: A Furry Tail	(unregistered)
Sinbad	PA 709-359	6/30/1994
Sinbad	VA 641-776	3/15/1994
Sinbad (Certificate of Recordation - Copyright Assignment)	Vol 2972 Page 408	3/15/1994
Sleeping Beauty	PA 857-500	11/15/1995
Sleeping Beauty	PA 850-657	6/2/1997
Sleeping Beauty	VA 311-307	3/30/1995

Title	Registration #	Registration Date
Snow White	PA 735-207	12/23/1994
Snow White	VA 7811-575	1/11/1995
Tappy Toes	(unregistered)
Ten Commandments, The	(unregistered)
Three Musketeers, The	VA 622-248	12/28/1993
Three Musketeers, The	PA 709-361	6/29/1994
Three Musketeers, The (Certificate of Recordation - Copyright Assignment)	Vol 2951 Page 348	2/15/1994
Thumbelina	PA 709-360	6/29/1994
Thumbelina	VA 612-569	1/5/1994
Thumbelina (Certificate of Recordation - Copyright Assignment)	Vol 2961 Page 306	1/5/1994
Wheels on the Bus Sing Along, The	(unregistered)
White Fang	(unregistered)

PART 2 OF ANNEX C
TO SCHEDULE VI
TO SECURITY AGREEMENT

SOFTWARE PRODUCTS

●	Hollywood Software, Inc.
●
●	Teatrical Distribution System
●	Theatrical Distribution System Global
●	Theatre Command Center
●	Enterprise Web
●	Enterprise VPF Module
●	Exhibitor Management System
●	Royalty Transaction Solution
●	CineSuite (multiple products including CineCaster and CineLive

ANNEX D
TO SCHEDULE VI
TO SECURITY AGREEMENT

LICENSES GRANTED BY GRANTORS TO THIRD PERSONS

Hollywood Software, Inc. – Licenses agreements to various digital cinema customers as set forth in the books and records of Hollywood Software, Inc. from time to time.

No other licenses granted by other Grantors to third persons.

ANNEX E
TO SCHEDULE VI
TO SECURITY AGREEMENT

LICENSES GRANTED BY THIRD PERSONS TO THE GRANTORS

No licenses granted by Third Persons to the Grantors except for customary licenses for office computer software from time to time.

SCHEDULE VII
TO SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

[TRADEMARKS][COPYRIGHTS]1

THIS GRANT OF SECURITY INTEREST, dated as of _______________, is executed by _________________________, a ___________________ (the “Grantor”), in favor of SOCIÉTÉ GÉNÉRALE, as Collateral Agent (in such capacity, the “Collateral Agent”).

A.           Pursuant to that certain Credit Agreement, dated as of October 17, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Persons acting as lenders thereunder from time to time (“Lenders”), Société Générale, as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent, the Lenders have agreed to extend certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

[B.           The Grantor has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office and certain foreign countries (collectively, the “Trademarks”).]

[B.           The Grantor owns the copyrights registered in the United States Copyright Office and certain foreign countries, more particularly described on Schedule 1-A annexed hereto and made a part hereof (collectively, the “Copyrights”).]

[C.           Pursuant to the Security Agreement, dated as of October 17, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”), among the Grantor, other entities party thereto from time to time and the Collateral Agent, the Grantor has granted to the Collateral Agent (for the ratable benefit of the Secured Parties) a security interest in all right, title and interest of the Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of past, present or future infringement thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further grant to the Collateral Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Collateral granted hereby are

_________________________
1 A separate form is to be used for each form of Collateral.

more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

The Collateral Agent’s address is:

Société Générale,
    as Collateral Agent
1221 Avenue of the Americas
New York, New York 10020
Attention:  [-]
Tel. No. [-]
Fax No. [-]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

[NAME OF GRANTOR],

By:
Name:
Title:

[SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

TRADEMARKS]

[SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

COPYRIGHTS]

Description	Registration Date	Registration No.

[SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

TRADEMARK APPLICATIONS]

Mark	Application Date	Application No.

SCHEDULE VIII

TO SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

(PATENTS)

THIS GRANT OF SECURITY INTEREST, dated as of _______________, is executed by _________________________, a ___________________ (the “Grantor”), in favor of SOCIÉTÉ GÉNÉRALE, as Collateral Agent (in such capacity, the “Collateral Agent”).

A.           Pursuant to that certain Credit Agreement, dated as of October 17, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Persons acting as lenders thereunder from time to time (“Lenders”), Société Générale, as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent, the Lenders have agreed to extend certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

B.           The Grantor owns the letters patent, and applications for letters patent, of the United States and certain foreign countries, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof (collectively, the “Patents”).

C.           Pursuant to the Security Agreement, dated as of October 17, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”), among the Grantor, other entities party thereto from time to time and the Collateral Agent, the Grantor has assigned and granted to the Collateral Agent (for the ratable benefit of the Secured Parties) a security interest in all right, title and interest of the Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of past, present or future infringement thereof (the “Collateral”), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further assign, transfer and convey unto the Collateral Agent and grant to the Collateral Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the assignment of and security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

The Collateral Agent’s address is:

Société Générale,
    as Collateral Agent
1221 Avenue of the Americas
New York, New York 10020
Attention:  [-]
Tel. No. [-]
Fax No. [-]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

[AME OF GRANTOR],

By: ______________________
Name: ____________________
Title: _____________________

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

PATENTS

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

PATENT APPLICATIONS

Title	Jurisdiction	Application Date	Application No.

ANNEX 1

JOINDER AGREEMENT

This JOINDER AGREEMENT, (the “Joinder Agreement”) dated as of _______, ____, is delivered pursuant to Section 10.13 of the Security Agreement, dated as of October 20, 2013, among each of the Grantors from time to time party thereto and Société Générale as Collateral Agent (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”).  Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 10.13 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations of the undersigned, the undersigned hereby assigns, conveys, mortgages, pledges, grants, hypothecates and transfers to the Collateral Agent for itself and for the pro rata benefit of the Secured Parties a security interest in and to all of the undersigned’s right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired by the undersigned or in which the undersigned now holds or hereafter acquires any interest and expressly assumes all obligations and liabilities of a Grantor thereunder.  From and after the date hereof, the undersigned shall for all purposes be a party to the Security Agreement and shall have the same rights, benefits and obligations as a Grantor party thereto on the Closing Date.

The undersigned hereby represents and warrants that each of the representations and warranties contained in the Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules I through VIII to the Security Agreement.

This Joinder Agreement shall be governed by, and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[Additional Grantor]

By: ______________________
Name: ____________________
Title: _____________________

ANNEX I

ACKNOWLEDGED AND AGREED

as of the date of this Joinder Agreement

first above written.

SOCIÉTÉ GÉNÉRALE,
as Collateral Agent

By: ___________________
Name: _________________
Title: __________________

ANNEX I

Annex 1-A

[New Grantor to complete as appropriate]

ANNEX I